As filed with the Securities and Exchange Commission on or about May 20th, 2008

Securities Act File No. 333-15881
Investment Company Act File No. 811-07917

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM N-1A

Registration Statement Under The Securities Act of 1933	X
Pre-Effective Amendment No.	_
Post-Effective Amendment No. 23	X
Registration Statement Under The Investment Company Act of 1940	X
Amendment No. 24	X

WILSHIRE VARIABLE INSURANCE TRUST
(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 700
Santa Monica, California  90401
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (310) 451-3051

(Name and Address of Agent for Service) Lawrence E. Davanzo c/o Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, California 90401	Copy to: Cathy G. O’Kelly Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that the filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on __________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485

This information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated May 20, 2008

Prospectus	__________, 2008

Wilshire Variable Insurance Trust

Wilshire Allocation Portfolio Series

Wilshire Balanced Income ETF Portfolio
Wilshire Balanced ETF Portfolio
Wilshire Balanced Growth ETF Portfolio

Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

i

SUMMARY

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Wilshire Variable Insurance Trust (the “Trust”).  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) and is made up of a series of portfolios (each a “Fund” and collectively, the “Funds”).  In its oversight of the investment program of the Funds, Wilshire may manage the Funds directly or select investment managers as subadvisers to manage each Fund’s assets.  If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund’s assets among those selected subadvisers.  Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the subadviser’s philosophy and process, people and organization, resources and performance.  Wilshire has discretion to select, retain and discharge the subadvisers with approval from the Trust’s Board of Trustees.  Wilshire may take these actions with respect to subadvisers at any time without shareholder approval.

The Wilshire Balanced Income ETF Portfolio, Wilshire Balanced ETF Portfolio and Wilshire Balanced Growth ETF Portfolio (each a “Portfolio” and together, the “Portfolios”) invest in exchange-traded funds (each an “Underlying ETF” and together, the “Underlying ETFs”).  ETFs are investment companies traded on national securities exchanges with listed securities.  Currently, ETFs seek to track the performance of a specific index or basket of securities.  Each Portfolio attempts to implement its investment strategies by investing in Underlying ETFs.

 Wilshire Balanced Income ETF Portfolio

Investment Objective:  The Wilshire Balanced Income ETF Portfolio seeks to provide investors with current income and preservation of capital.  The investment objective of the Portfolio may be changed without a shareholder vote.  The Portfolio will provide you 60 days advance notice of any material change to its investment objective.

Main Investment Strategies:  The Wilshire Balanced Income ETF Portfolio operates under a fund of funds structure.  The Portfolio seeks to achieve its investment objective by investing primarily in a portfolio of underlying ETFs.  The Underlying ETFs, in turn, in an attempt to approximate the investment performance of their respective benchmarks, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.  The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of Underlying ETFs.  The Portfolio will notify you in writing at least 60 days before making any changes to its 80% investment policy.  For the purposes of its 80% investment policy, assets are measured at the time of purchase.

Under normal market conditions, the Portfolio intends to allocate its investments in underlying ETFs such that 60% of its assets are invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 40% of its assets are invested in Underlying ETFs that invest primarily in equity securities of large, medium and small-sized companies [and may include other investments such as commodities and commodity futures] (“Equity Underlying ETFs”).  However, under normal market conditions, the Portfolio may, from time to time, invest approximately 55-65% of its assets in Fixed-Income Underlying ETFs and 35-45% of its assets in Equity Underlying ETFs.  The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below.  The following is an illustrative guide regarding the anticipated allocation among these asset classes.  Wilshire may change these asset classes and the allocations from time to time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings
Large Cap Growth U.S. Equities	0-20%
Large Cap Value U.S. Equities	0-20%
Small Cap Growth U.S. Equities	0-15%
Small Cap Value U.S. Equities	0-15%
Real Estate Investment Trusts	0-10%
Developed Non-U.S. Equities	0-10%
Emerging Markets Equities	0-10%
Core U.S. Fixed Income	0-50%
Treasury Inflation Protected Securities	0-10%
High Yield Bonds	0-15%
Commodities	0-10%
Cash	0-10%

The performance of the Portfolio will be compared to a custom benchmark comprised of 30% Dow Jones Wilshire 5000 Index, 10% MSCI EAFE Index and 60% Lehman Brothers Aggregate Bond Index.

Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective.  However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds or other investments.  The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash.  For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and each of the Underlying ETFs may depart from their respective principal investment strategies and invest part or all of their respective assets in these securities or may hold cash.  During such periods, the Portfolio may not be able to achieve its investment objective.  The Portfolio may adopt a defensive strategy if Wilshire believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

The Portfolio is non-diversified.  In addition, the Underlying ETFs in which the Portfolio invests may be non-diversified.  Compared to diversified funds, the Portfolio or a non-diversified Underlying ETF may invest a greater percentage of its assets  in the securities of a single issuer or a smaller number of issuers.

An investor in the Portfolio should understand that alternatively he or she could allocate investments directly to the Underlying ETFs.  By investing indirectly in the Underlying ETFs through the Portfolio, an investor bears not only his or her proportionate share of expenses of the Portfolio (such as operating costs), but also, indirectly, similar expenses of the Underlying ETFs, as discussed under “Fees and Expenses” on page [__].

Main Risks of Investing:  By investing in the Portfolio, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying ETFs.  As noted above, the Portfolio is non-diversified and, as a result, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.  There can be no assurance that the Portfolio will meet its investment objective.  The Portfolio’s returns will vary, and you could lose money by investing in the Portfolio.

 Wilshire Balanced ETF Portfolio

Investment Objective:  The Wilshire Balanced ETF Portfolio seeks to provide investors with current income and preservation of capital.  The investment objective of the Portfolio may be changed without a shareholder vote.  The Portfolio will provide you 60 days advance notice of any material change to its investment objective.

Main Investment Strategies:  The Wilshire Balanced ETF Portfolio operates under a fund of funds structure.  The Portfolio seeks to achieve its investment objective by investing primarily in a portfolio of underlying ETFs.  The Underlying ETFs, in turn, in an attempt to approximate the investment performance of their respective benchmarks, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.  The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of Underlying ETFs.  The Portfolio will notify you in writing at least 60 days before making any changes to its 80% investment policy.  For the purposes of its 80% investment policy, assets are measured at the time of purchase.

Under normal market conditions, the Portfolio intends to allocate its investments in underlying ETFs such that 40% of its assets are invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 60% of its assets are invested in Underlying ETFs that invest primarily in equity securities of large, medium and small-sized companies [and may include other investments such as commodities and commodity futures] (“Equity Underlying ETFs”).  However, under normal market conditions, the Portfolio may, from time to time, invest approximately 35-45% of its assets in Fixed-Income Underlying ETFs and 55-65% of its assets in Equity Underlying ETFs.  The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below.  The following is an illustrative guide regarding the anticipated allocation among these asset classes.  Wilshire may change these asset classes and the allocations from time to time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings
Large Cap Growth U.S. Equities	0-30%
Large Cap Value U.S. Equities	0-30%
Small Cap Growth U.S. Equities	0-20%
Small Cap Value U.S. Equities	0-20%
Real Estate Investment Trusts	0-10%
Developed Non-U.S. Equities	0-30%
Emerging Markets Equities	0-10%
Core U.S. Fixed Income	0-40%
Treasury Inflation Protected Securities	0-10%
High Yield Bonds	0-15%
Commodities	0-10%
Cash	0-10%

The performance of the Portfolio will be compared to a custom benchmark comprised of 40% Dow Jones Wilshire 5000 Index, 20% MSCI EAFE Index and 40% Lehman Brothers Aggregate Bond Index.

Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective.  However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds or other investments.  The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash.  For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and each of the Underlying ETFs may depart from their respective principal investment strategies and invest part or all of their respective assets in these securities or may hold cash.  During such periods, the Portfolio may not be able to achieve its investment objective.  The Portfolio may adopt a defensive strategy if Wilshire believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

The Portfolio is non-diversified.  In addition, the Underlying ETFs in which the Portfolio invests may be non-diversified.  Compared to diversified funds, the Portfolio or a non-diversified Underlying ETF may invest a greater percentage of its assets  in the securities of a single issuer or a smaller number of issuers.

An investor in the Portfolio should understand that alternatively he or she could allocate investments directly to the Underlying ETFs.  By investing indirectly in the Underlying ETFs through the Portfolio, an investor bears not only his or her proportionate share of expenses of the Portfolio (such as operating costs), but also, indirectly, similar expenses of the Underlying ETFs, as discussed under “Fees and Expenses” on page [__].

Main Risks of Investing:  By investing in the Portfolio, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying ETFs.  As noted above, the Portfolio is non-diversified and, as a result, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.  There can be no assurance that the Portfolio will meet its investment objective.  The Portfolio’s returns will vary, and you could lose money by investing in the Portfolio.

 Wilshire Balanced Growth ETF Portfolio

Investment Objective:  The Wilshire Balanced Growth ETF Portfolio seeks to provide investors with current income and preservation of capital.  The investment objective of the Portfolio may be changed without a shareholder vote.  The Portfolio will provide you 60 days advance notice of any material change to its investment objective.

Main Investment Strategies:  The Wilshire Growth Income ETF Portfolio operates under a fund of funds structure.  The Portfolio seeks to achieve its investment objective by investing primarily in a portfolio of underlying ETFs.  The Underlying ETFs, in turn, in an attempt to approximate the investment performance of their respective benchmarks, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.  The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of Underlying ETFs.  The Portfolio will notify you in writing at least 60 days before making any changes to its 80% investment policy.  For the purposes of its 80% investment policy, assets are measured at the time of purchase.

Under normal market conditions, the Portfolio intends to allocate its investments in underlying ETFs such that 25% of its assets are invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 75% of its assets are invested in Underlying ETFs that invest primarily in equity securities of large, medium and small-sized companies [and may include other investments such as commodities and commodity futures] (“Equity Underlying ETFs”).  However, under normal market conditions, the Portfolio may, from time to time, invest approximately 20-30% of its assets in Fixed-Income Underlying ETFs and 70-80% of its assets in Equity Underlying ETFs.  The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below.  The following is an illustrative guide regarding the anticipated allocation among these asset classes.  Wilshire may change these asset classes and the allocations from time to time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings
Large Cap Growth U.S. Equities	0-40%
Large Cap Value U.S. Equities	0-40%
Small Cap Growth U.S. Equities	0-25%
Small Cap Value U.S. Equities	0-25%
Real Estate Investment Trusts	0-5%
Developed Non-U.S. Equities	0-40%
Emerging Markets Equities	0-20%
Core U.S. Fixed Income	0-30%
Treasury Inflation Protected Securities	0-5%
High Yield Bonds	0-15%
Commodities	0-5%
Cash	0-10%

The performance of the Portfolio will be compared to a custom benchmark comprised of 50% Dow Jones Wilshire 5000 Index, 25% MSCI EAFE Index and 25% Lehman Brothers Aggregate Bond Index.

Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective.  However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds or other investments.  The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash.  For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and each of the Underlying ETFs may depart from their respective principal investment strategies and invest part or all of their respective assets in these securities or may hold cash.  During such periods, the Portfolio may not be able to achieve its investment objective.  The Portfolio may adopt a defensive strategy if Wilshire believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

The Portfolio is non-diversified.  In addition, the Underlying ETFs in which the Portfolio invests may be non-diversified.  Compared to diversified funds, the Portfolio or a non-diversified Underlying ETF may invest a greater percentage of its assets  in the securities of a single issuer or a smaller number of issuers.

An investor in the Portfolio should understand that alternatively he or she could allocate investments directly to the Underlying ETFs.  By investing indirectly in the Underlying ETFs through the Portfolio, an investor bears not only his or her proportionate share of expenses of the Portfolio (such as operating costs), but also, indirectly, similar expenses of the Underlying ETFs, as discussed under “Fees and Expenses” on page [__].

Main Risks of Investing:  By investing in the Portfolio, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying ETFs.  As noted above, the Portfolio is non-diversified and, as a result, the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.  There can be no assurance that the Portfolio will meet its investment objective.  The Portfolio’s returns will vary, and you could lose money by investing in the Portfolio.

FUND PERFORMANCE HISTORY

No performance information is provided since the Portfolios commenced operations on __________, 2008.

FEES AND EXPENSES

This section describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.  Portfolio shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees.  However, you will indirectly pay annual Portfolio operating expenses, which vary from year to year.  In addition, the separate account and annuity contracts involve other charges and expenses not described below, which may include sales charges, redemption fees or exchange fees.  The Portfolios’ expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense tables below.

Annual Portfolio Operating Expenses
(expenses that are deducted from each Portfolio’s assets)

	Management Fee	Distribution and Shareholder Services (12b-1) Fee	Other Expenses(2)	Less Expense Reimburse- ment(3)	Acquired Fund (Underlying ETF) Fees and Expenses	Total Annual Operating Expenses(3)
Wilshire Balanced Income ETF Portfolio(1)	0.15%	0.25%	[ ____ ]	[ ____ ]	[ ____ ]	0.80%
Wilshire Balanced ETF Portfolio(1)	0.15%	0.25%	[ ____ ]	[ ____ ]	[ ____ ]	0.80%
Wilshire Balanced Growth ETF Portfolio(1)	0.15%	0.25%	[ ____ ]	[ ____ ]	[ ____ ]	0.80%
_____________
(1)
Each Portfolio’s shareholders indirectly bear, pro rata, the expenses of the Underlying ETFs in which each Portfolio invests.  These indirect expenses, which will vary with changes in allocations and Underlying ETF expenses, are based on the average expense ratio for the Underlying ETFs in which each Portfolio intends to invest, based on each Portfolio’s expected allocation among Underlying ETFs and the actual expenses of the shares of those Underlying ETFs as of the date of this Prospectus.

(2)	Other Expenses have been estimated since the Portfolios commenced operations on __________, 2008.
(3)
Wilshire has contractually agreed to waive management fees and/or reimburse expenses for each Portfolio through April 30, 2010, so that the Total Annual Operating Expenses for each Fund, including the fees and expenses of the Underlying ETFs, will not exceed 0.80% (the “Expense Limitation”).  Wilshire may recoup any management fees waived or expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the Expense Limitation.  Total Annual Operating Expenses are the sum of a Portfolio’s direct annual operating expenses and of a Portfolio’s indirect Underlying ETF fees and expenses.

Example

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Portfolio, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Wilshire Balanced Income ETF Portfolio	[$____ ]	[$____ ]
Wilshire Balanced ETF Portfolio	[$____ ]	[$____ ]
Wilshire Balanced Growth ETF Portfolio	[$____ ]	[$____ ]

MORE ABOUT RISKS

The Portfolios have principal investment strategies that come with inherent risks.  The following is a list of the principal risks associated with those strategies.  Because the Portfolios invest in the shares of the Underlying ETFs, the Portfolios indirectly invest in the same investments as the Underlying ETFs and will be subject to the risks of the Underlying ETFs.  The following paragraphs describe the types of risks that each Portfolio may experience.  Each Portfolio’s principal risks will vary depending on the asset mix of the Portfolio.

Capitalization Risk.  This is the risk of investments in small-capitalization companies.  Investments in small-cap companies tend to be more volatile than investments in large-cap companies.  An Underlying ETF’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.  This risk is greater for those Portfolios with higher asset allocations to small-cap equities.

Credit Risk.  For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to an Underlying ETF.  The credit risk of an Underlying ETF depends on the credit quality of its underlying securities.  In general, for debt securities, the lower the credit quality of an Underlying ETF’s securities, the higher the Underlying ETF’s risk, all other factors such as maturity being equal.

Currency Risk.  Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment.  Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk.  When an Underlying ETF uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  To the extent that a derivative is not used as a hedge (i.e., for speculation), a Portfolio is directly exposed to the potential gains and losses of that derivative.  Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost.

Emerging Market Risk.  Foreign investment risk may be particularly high to the extent an Underlying ETF invests in emerging market securities of issuers based in countries with developing economies.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Foreign (Non-U.S.) Risk.  An Underlying ETF’s investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies.  The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries.  Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers.  Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards.  Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect an Underlying ETF’s investments in a country other than the United States.  To the extent an Underlying ETF invests in a particular country or geographic region, the Underlying ETF may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.  This risk is greater for those Portfolios with higher asset allocations to non-U.S. equities.

Fund of Funds Risk.  The Portfolios invest in the Underlying ETFs.  Shareholders of a Portfolio bear their proportionate share of the Underlying ETFs’ fees and expenses as well as their share of their Portfolio’s fees and expenses.  As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.  Also, the Portfolios may be prevented from fully allocating assets to certain Underlying ETFs due to fund-of-funds investment limitations.

Future Developments.  An Underlying ETF may take advantage of other investment practices that are not currently contemplated for use by the Underlying ETFs, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying ETF’s investment objective and legally permissible for the Underlying ETF.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Inflation Risk.  This is the risk that the value of assets or income from an Underlying ETF’s investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Underlying ETF’s assets can decline as can the value of distributions.

Interest Rate Risk.  For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates.  In general, debt security prices move inversely to changes in interest rates.  If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise.  In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk.  During certain market conditions, an Underlying ETF which seeks to track an index with a more specific investment style (such as value or growth) may perform less well than an Underlying ETF which seeks to track an index with a less specific investment style.

Market Risk.  For equity securities, stock market movements will affect an Underlying ETF’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by an Underlying ETF.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk.  The performance of an Underlying ETF is in part dependent upon such Underlying Fund’s investment adviser’s skill in making appropriate investments.  To the extent that an Underlying ETF’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Underlying ETF relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of an Underlying ETF’s strategy can lead to substantial differences in the sector or industry allocation of the Underlying ETF relative to the market or index.

Prepayment Risk.  Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets.  While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value.  Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.  Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Real Estate Investment Trust Risk.  REITs are subject to a variety of factors affecting the real estate market generally, such as economic conditions, overbuilding, mortgage rates and availability.  In addition, REITs have additional risks because REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Reinvestment Risk.  During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date.  If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and an Underlying ETF’s income or yield may decline.  Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities.  To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Valuation Risk.  An Underlying ETF may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

THE FUND OF FUNDS STRUCTURE

Each of the Portfolios is structured as a “fund of funds,” which means that each Portfolio attempts to implement its investment strategies by investing in the Underlying ETFs.

Each Portfolio has its own distinct risk and reward characteristics, investment objectives, policies and strategies.  Wilshire constructs and maintains asset allocation strategies for the Portfolios.  The degree to which a Portfolio is invested in the particular market segments and/or asset classes represented by the Underlying ETFs varies, as does the investment risk and reward potential represented by each Portfolio.  Wilshire’s selection of the Underlying ETFs may have a positive or negative effect on a Portfolio’s performance.

In managing the Portfolios, Wilshire focuses on three key principles:  asset allocation, portfolio structure, and continuous fund management.  Asset allocation across appropriate asset classes (i.e., the Underlying ETFs) is the central theme of Wilshire’s investment philosophy.  Wilshire seeks to reduce risk by investing in Underlying ETFs that are diversified within each asset class.  Finally, Wilshire will rebalance allocations to ensure that the appropriate mix of assets is constantly in place.

Each Portfolio reserves the ability to discontinue using a fund of funds structure and invest directly in the types of securities in which the Underlying ETFs invest.  Shareholders will be notified in advance before the structure of a Portfolio is changed.

You may also invest in the Underlying ETFs directly.  By investing in the Underlying ETFs indirectly through the Portfolios, you will incur not only a proportionate share of the expenses of the Underlying ETFs held by a Portfolio, but also expenses of the Portfolio.  However, an investor who chooses to invest directly in an Underlying ETF would not receive the asset allocation and rebalancing services provided by Wilshire.

MANAGEMENT

The overall responsibility for the supervision of the affairs of the Portfolios rests with the Board of Trustees.  As described below, the Board of Trustees has approved contracts with others to provide certain services to the Portfolios.

 Investment Adviser

The Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Portfolios and to continuously review, supervise and administer the Portfolios’ investment programs under an Investment Advisory Agreement.  Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.  Wilshire was formed in 1972 and as of ___________, 2008, managed approximately [$41] billion in assets.  Wilshire also provides investment technology products and investment consulting and provides equity investment services.  Wilshire conducts its investment decision-making through an investment committee structure.  The investment committee consists of senior level investment professionals with significant investment experience.  The investment committee, as of _______ 2008, is comprised of Peter Allegrio, Lawrence E. Davanzo, James Dunn, David Hall, Josh Emanuel, Alex Kaye, Luke O’Neill, Mathew Radgowski, Charles Roth, Helen Webb Thompson and Victor Zhang.  Mr. Dunn is the Chairman of the investment committee.

Wilshire’s duties under the Investment Advisory Agreement include determining Underlying ETFs to be purchased, retained or sold by a Portfolio.  In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic and special reports as the Board of Trustees may request.

Information regarding the Board of Trustees’ approval of the Investment Advisory Agreement for the Portfolios will be included in the Semi-Annual Report to Shareholders for the period ending June 30, 2008.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee of 0.15% based on each Fund’s average daily net assets, computed daily and payable monthly.

Through consulting and other arrangements similar to the Funds’ “manager of managers” approach, Wilshire has also provided the same types of services to registered investment companies as are provided under the Investment Advisory Agreement.

[Insert names and bios of Wilshire personnel who will be the portfolio managers for the Portfolios.]

The Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of shares in the Fund.

Portfolio Holdings.  A description of the policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Portfolios have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of 0.25% of each Portfolio’s average net assets payable to compensate the Portfolio’s distributor for distribution and other services provided to shareholders.

Because 12b-1 fees are paid out of each Portfolio’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

PURCHASES AND REDEMPTIONS

Shares of each Portfolio are currently sold only to insurance company separate accounts.  Shareholder subscriptions and redemptions are effected at the price based on the next calculation of net asset value per share after receipt of a request by the insurance company.

Each Portfolio sells and redeems its shares at net asset value per share, without a sales or redemption charge.  The net asset value of each Portfolio’s shares is determined on each day the New York Stock Exchange (“NYSE”) is open for trading at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).  No valuations are made for any day that the NYSE is closed.  The computation is made by dividing the net assets by the number of outstanding shares.  Net assets are equal to the total assets of a Portfolio, less its liabilities.

A Portfolio’s initial investment in an Underlying ETF is valued at the Underlying ETF’s net asset value or is valued at market price, depending upon whether the Portfolio purchased the Underlying ETF directly from the Underlying ETF in “creation units” or on an exchange, as applicable.

Investments in the Underlying ETFs by the Portfolios are valued on an ongoing basis in the same manner as other listed securities.  A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded.  In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange.  Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price.  If there is no Nasdaq official closing price available, the most recent bid quotation is used.  Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price.  Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service.  Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium.  When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust, or the Trust’s Valuation Committee.  Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.  The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a security is valued.

Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

 Customer Identification Program

Record owners of the Portfolios are the insurance companies that offer the Portfolios as choices for holders of certain variable annuity contracts.  The Portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities.  Federal law requires all financial institutions, including the Portfolios, to obtain, verify, and record information that identifies each person who opens an account.  When an insurance company opens an account, the Portfolios will ask for its name, address, and other information that will allow the Portfolios to identify the company.  This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the Portfolios might request additional information (for instance, the Portfolios would ask for documents such as the insurance company’s articles of incorporation) to help verify the insurance company’s identity.

The Portfolios will not complete the purchase of any Portfolio shares for an account until all required and requested identification information has been provided and the application has been submitted in proper order.  Once the application is determined to be in proper order, Portfolio purchase(s) will be effected at the net asset value per share next calculated.

The Portfolios may reject a new account application if the insurance company does not provide any required or requested identifying information, or for other reasons.

The Portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Portfolio shares in a shareholder’s account); suspend account services; and/or involuntarily redeem the account if the Portfolios think that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable annuity contract owner; one or more of these actions will be taken when, at the sole discretion of the Portfolios, they are deemed to be in a Portfolio’s best interest or when the Portfolio is requested or compelled to do so by governmental authority or by applicable law.

The Portfolios may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Portfolios decide to close the account, the Portfolios’ shares will be redeemed at the net asset value per share next calculated after the Portfolios determine to close the account; the insurance company/you may be subject to gain or loss on the redemption of the fund shares and the insurance company/you may incur tax liability.

 Short-Term and Excessive Trading

The Trust and the Portfolios are designed for long-term investors.  The Portfolios do not accommodate short-term or excessive trading and ask the insurance companies that offer the Portfolios for cooperation in discouraging such trading activity through their variable annuity contracts.  Such trading may present risks to other shareholders in the Portfolios, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Portfolio expenses.  Thus, such trading may negatively impact a Portfolio’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading.  Shares of the Portfolios are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Portfolios.  The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners.  In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners.  As a result,  there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each Portfolio distributes substantially all of its net investment income and net capital gains to shareholders each year.  All dividends or distributions paid on Portfolio shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Portfolio at the net asset value determined on the dividend payment date.

Under the Internal Revenue Code of 1986, as amended, the life insurance company issuing your variable contract is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations.  Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts.  Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.

A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution.

By law, a Portfolio must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the Internal Revenue Service instructs the Portfolio to do so.  The tax discussion set forth above is included for general information only.  Investors and prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

Additional information on these and other tax matters relating to the Portfolios and their shareholders is included in the section entitled “Tax Matters” in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables are not provided since the Portfolios commenced operations on ________, 2008.

OTHER INFORMATION

 Shareholder Inquiries

For questions concerning investments in the Portfolios through your variable annuity contract, please call/contact your insurance company.

 Additional Information

Additional information about the Portfolios will be available in the Portfolios’ annual and semi-annual reports to shareholders.  In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

The SAI contains more detailed information about the Portfolios.  The current SAI has been filed with the SEC and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To receive, without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796.

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

The Portfolios’ annual and semi-annual reports and SAI are not available on a website because the Portfolios do not have a website.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Also, information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-5850.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Portfolios.  The Prospectus does not constitute an offering by the Portfolios in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917

DRAFT
The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated May 20, 2008

STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

WILSHIRE ALLOCATION PORTFOLIO SERIES

__________, 2008

This Statement of Additional Information (“SAI”) provides supplementary information for the following portfolios of Wilshire Variable Insurance Trust (the “Trust”):  Wilshire Balanced Income ETF Portfolio, Wilshire Balanced ETF Portfolio and Wilshire Balanced Growth ETF Portfolio (each a “Portfolio” and collectively, the “Portfolios”).

This SAI is not a prospectus, but should be read in conjunction with the current prospectus of the Portfolios, dated _________, 2008, as supplemented from time to time.  This SAI is incorporated in its entirety into the prospectus.  Copies of the prospectus are available, without charge, by writing to the Wilshire Variable Insurance Trust, [Address], or by telephoning [Toll-free #].

The Trust and the Portfolios	S-1
Additional Investment Policies	S-2
Investment Restrictions	S-2
Description of Securities and Risks	S-3
Management of the Portfolios	S-19
Investment Advisory Agreement	S-23
Brokerage Allocation	S-26
Distributor	S-26
Other Services	S-28
Voting Rights	S-29
Purchase, Redemption and Pricing of Portfolio Shares	S-29
Tax Matters	S-30
Control Persons and Principal Holders of Securities	S-33
General Information	S-33

Appendix A – Description of Commercial Paper and Bond Ratings	A-1

THE TRUST AND THE PORTFOLIOS

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is an open-end, management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996.  The Declaration of Trust permits the Trust to offer shares of separate funds, and as of the date of this SAI, the Trust consisted of seventeen separate funds.  All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto.  The Trust reserves the right to create and issue shares of additional funds.

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Portfolios and to continuously review, supervise and administer the Portfolios’ investment programs.  As described below, under the fund of funds structure, the Adviser allocates the assets of the Portfolios among various exchange-traded funds (the “Underlying ETFs”).

The investment objectives and policies of each Portfolio are described in that Portfolio’s respective prospectus.  Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the objectives of the Portfolios will be realized.

Each Portfolio seeks to attain its objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies.  These investment policies and strategies may be changed without shareholder approval.  However, each Portfolio will not, as a matter of policy, change its investment policies without notice to its shareholders.  Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a “majority of the outstanding securities” of a Portfolio as defined in the 1940 Act.

ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Portfolios’ prospectus.

 The Fund of Funds Structure

Each of the Portfolios are structured as a “fund of funds,” which means that each Portfolio attempts to implement its investment strategies by investing in the Underlying ETFs.  Each Portfolio normally intends to invest all of its assets in the Underlying ETFs; however, for temporary defensive purposes each Portfolio may invest up to 100% of its assets in cash, cash equivalents, money market funds and other investments.

INVESTMENT RESTRICTIONS

Each Portfolio is non-diversified and operates under the fundamental investment restrictions, set forth below, which cannot be changed without the approval of a “majority of the outstanding voting securities.”  A “majority of the outstanding voting securities” of a Portfolio is defined in the 1940 Act to mean the lesser of (i) 67% of the Portfolio’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Portfolio’s outstanding shares.

To the extent a Portfolio’s assets are invested in a particular Underlying ETF, a Portfolio is subject to the investment restrictions applicable to an investment in such Underlying ETF.

Each Portfolio may not:

(1)
act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)
purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)
make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)
borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)
invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

The Portfolios are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees.  Each Portfolio may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i)	the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or

(ii)
the securities sold are “when issued” or ‘when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(5)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets; and

(6)	invest less than 80% of its net assets in securities of the Underlying ETFs.

Shareholders of a Portfolio will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Portfolio.

DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Portfolio’s description in its respective prospectus and the Portfolios’ fundamental and nonfundamental investment policies.  Because the Portfolios invest in shares of the Underlying ETFs, the Portfolios indirectly invest in the same investments as the Underlying ETFs.

 Exchange-Traded Funds

Each Portfolio purchases shares of Underlying ETFs.  An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies.  The price of an ETF can fluctuate within a wide range, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional funds:  (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies.  Therefore, a Portfolio’s purchase of ETF shares generally are subject to the risks of a Portfolio’s investments in other investment companies, which are described below under the heading “Other Investment Companies.”

 Repurchase Agreements

Repurchase agreements are agreements under which an Underlying ETF acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Underlying ETF will incur a loss to the extent that the proceeds on the sale are less than the repurchase price.  Repurchase agreements usually involve United States government or federal agency securities.  Repurchase agreements are for short periods, most often less than 30 days and usually less than one week.  In entering into a repurchase agreement, an Underlying ETF is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase.  In that event, an Underlying ETF may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security).  Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

 Lending Portfolio Securities

The Underlying ETFs may seek additional income by lending securities on a short-term basis to banks, brokers and dealers.  The Securities and Exchange Commission (“SEC”) currently requires that the following lending conditions must be met:  (1) the Underlying ETF must receive from the borrower collateral (cash, U.S. government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities; (2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the Underlying ETF must be able to terminate the loan at any time; (4) the Underlying ETF must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Underlying ETF may pay only reasonable custodian fees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Underlying ETF’s board of trustees or directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the Underlying ETF’s total assets (including the value of the loan collateral) may be on loan.

Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from an Underlying ETF fails to return the securities and access to the collateral is prevented or delayed.

 Reverse Repurchase Agreements and Other Borrowings

Certain of the Underlying ETFs may be authorized to borrow money and may invest in reverse repurchase agreements.  If the securities held by an Underlying ETF should decline in value while borrowings are outstanding, the net asset value of the Underlying ETF’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Underlying ETF’s securities.  An Underlying ETF may borrow through reverse repurchase agreements under which the Underlying ETF sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Reverse repurchase agreements involve the sale of money market securities held by an Underlying ETF, with an agreement to repurchase the securities at an agreed upon price, date and interest payment.  If it employs reverse repurchase agreements, an Underlying ETF will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Underlying ETF either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement.  At the time it enters into a reverse repurchase agreement, an Underlying ETF will segregate cash, U.S. government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price.  An Underlying ETF will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions.  Reverse repurchase agreements involve the risk that the market value of securities purchased by the Underlying ETF with the proceeds of the transaction may decline below the repurchase price of the securities that the Underlying ETF is obligated to repurchase.  Reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of an Underlying ETF’s total assets.

 High-Yield (High-Risk) Securities

To the extent an Underlying ETF can invest in high-yield (high-risk) securities, the following sections are applicable.  High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.

 Effect of Interest Rates and Economic Changes

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund’s net asset value.  If an Underlying ETF experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), an Underlying ETF may be forced to liquidate these securities at a substantial discount.  Any such liquidation would force an Underlying ETF to sell the more liquid portion of its portfolio.

 Payment Expectations

Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, an Underlying ETF may have to replace the securities with a lower-yielding security, which would result in a lower return for the Underlying ETF.

 Credit Ratings

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in lower-quality and comparable unrated obligations will be more dependent on the subadvisers’ credit analysis than would be the case with investments in investment-grade debt obligations.

 Liquidity and Valuation

An Underlying ETF may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities.  Such securities can typically be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  As a result, an Underlying ETF’s net asset value and ability to dispose of particular securities, when necessary to meet the Underlying ETF’s liquidity needs or in response to a specific economic event, may be impacted.  The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the Underlying ETF’s portfolio.  Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

 Warrants

Certain of the Underlying ETFs may invest in warrants.  Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  While warrants may be traded, there is often no secondary market for them.  Moreover, they are usually issued by the issuer of the security to which they relate.  Warrants do not have any inherent value.  To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise.  To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value.  If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Underlying ETF’s investment in them will be lost.

 Convertible Preferred Stocks and Debt Securities

Certain of the Underlying ETFs may invest in convertible preferred stock and debt securities.  Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period.  The market value of convertible securities generally includes a premium that reflects the conversion right.  That premium may be negligible or substantial.  To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

 Real Estate Investment Trusts (REITs)

Certain of the Underlying ETFs may invest in REITs to the extent that their underlying indexes invest in REITs.  REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests.  A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.  REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.  A REIT will not invest in real estate directly, but only in securities issued by real estate companies.  However, a REIT may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry.  These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.  Investment in REITs may subject Portfolio shareholders to duplicate management and administrative fees.

 Foreign Securities

Certain of the Underlying ETFs may invest in foreign securities.  Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S.  securities and which may favorably or unfavorably affect an Underlying ETF’s performance.  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company.  Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers.  Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. fixed commissions on some foreign securities exchanges and bid-to-asked spreads on foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.  It may be more difficult for an Underlying ETF’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.  Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities without delivery may be required in certain foreign markets.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 Strategic Transactions and Derivatives

Certain of the Underlying ETFs may utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in their portfolios or to enhance potential gain.  These strategies may be executed through the use of derivative contracts.  Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.  Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

The Underlying ETFs may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).  Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying ETF’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in an Underlying ETF’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to enhance potential gain.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of an Underlying ETF to utilize these Strategic Transactions successfully will depend on the  Underlying ETF adviser’s ability to predict pertinent market movements, which cannot be assured.  The Underlying ETF will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Underlying ETF adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to an Underlying ETF, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation an Underlying ETF can realize on its investments or cause the Underlying ETF to hold a security it might otherwise sell.  The use of currency transactions can result in an Underlying ETF incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of an Underlying ETF creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Underlying ETF’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, an Underlying ETF might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

 General Characteristics of Options

Certain of the Underlying ETFs may invest in options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of Underlying ETF assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, an Underlying ETF’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Underlying ETF the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  An Underlying ETF’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Underlying ETF against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American-style put or call option may be exercised at any time during the option period thereto.  An Underlying ETF may be authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC options”).  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

An Underlying ETF’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with an Underlying ETF or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETF will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Underlying ETF’s adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  The staff of the SEC currently takes the position that OTC options purchased by an Underlying ETF, and portfolio securities “covering” the amount of an Underlying ETF’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Underlying ETF’s limitation with respect to investing in illiquid securities.

If an Underlying ETF sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Underlying ETF’s income.  The sale of put options can also provide income.  The Underlying ETFs may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by an Underlying ETF must be “covered” (i.e., the Underlying ETF must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though an Underlying ETF will receive the option premium to help protect it against loss, a call sold by the Underlying ETF exposes the Underlying ETF during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Underlying ETF to hold a security or instrument which it might otherwise have sold.

The Underlying ETFs may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  In selling put options, there is a risk that the Underlying ETF may be required to buy the underlying security at a disadvantageous price above the market price.

When an Underlying ETF purchases a put option, the premium paid by it is recorded as an asset of the Underlying ETF.  When an Underlying ETF writes an option, an amount equal to the net premium (the premium less the commission) received by the Underlying ETF is included in the liability section of the Underlying ETF’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price.  If an option purchased by an Underlying ETF expires unexercised, the Underlying ETF realizes a loss equal to the premium paid.  If an Underlying ETF enters into a closing sale transaction on an option purchased by it, the Underlying ETF will realize a gain if the premium received by the Underlying ETF on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by an Underlying ETF expires on the stipulated expiration date or if an Underlying ETF enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by an Underlying ETF is exercised, the proceeds of the sale will be increased by the net premium originally received and the Underlying ETF will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

 General Characteristics of Futures

Certain of the Underlying ETFs may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Underlying ETFs’ use of financial futures and options thereon will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission.  Typically, maintaining a futures contract or selling an option thereon requires an Underlying ETF to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Underlying ETFs.  If an Underlying ETF exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

 Options on Securities Indices and Other Financial Indices

Certain of the Underlying ETFs also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

 Currency Transactions

The Underlying ETFs may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

The Underlying ETFs’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of an Underlying ETF, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Underlying ETFs may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which an Underlying ETF has or in which an Underlying ETF expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Underlying ETFs may also engage in proxy hedging.  Proxy hedging is often used when the currency to which an Underlying ETF’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of an Underlying ETF’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of an Underlying ETF’s securities denominated in correlated currencies.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to an Underlying ETF if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that an Underlying ETF is engaging in proxy hedging.

 Risks of Currency Transactions

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments.  These can result in losses to an Underlying ETF if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation.  The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

 Combined Transactions

The Underlying ETFs may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  It is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

 Swaps, Caps, Floors and Collars

Among the Strategic Transactions into which certain Underlying ETFs may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Underlying ETFs may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  Interest rate swaps involve the exchange by the Underlying ETF with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

 Eurodollar Instruments

The Underlying ETFs may make investments in Eurodollar instruments.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing.  The Underlying ETFs may use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

 Risks of Strategic Transactions Outside the U.S.

When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in an Underlying ETF’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

 Use of Segregated and Other Special Accounts

Many Strategic Transactions, in addition to other requirements, require that an Underlying ETF segregate liquid, high-grade assets to the extent Underlying ETF obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by an Underlying ETF to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by an Underlying ETF will require the Underlying ETF to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by an Underlying ETF on an index will require the Underlying ETF to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by an Underlying ETF requires the Underlying ETF to segregate liquid high-grade assets equal to the exercise price.

Except when the Underlying ETFs enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates an Underlying ETF to buy or sell currency will generally require the Underlying ETF to hold an amount of that currency or liquid securities denominated in that currency equal to the Underlying ETF’s obligations or to segregate liquid high-grade assets equal to the amount of the Underlying ETF’s obligation.

OTC options entered into by the Underlying ETFs, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement.  As a result, when an Underlying ETF sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC-guaranteed listed option sold by an Underlying ETF, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when an Underlying ETF sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Underlying ETF will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC-issued and exchange listed options sold by an Underlying ETF other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Underlying ETF will segregate an amount of assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, an Underlying ETF must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, an Underlying ETF will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess.  Caps, floors and collars require segregation of assets with a value equal to the Underlying ETF’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  Each Underlying ETF may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions.  For example, an Underlying ETF could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Underlying ETF.  Moreover, instead of segregating assets if an Underlying ETF held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Underlying ETFs’ activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  (See “Tax Matters” section).

 Asset-Backed and Commercial Mortgage-Backed Securities

Certain of the Underlying ETFs may invest in asset-backed and commercial mortgage-backed securities.  Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets.  Commercial mortgage-backed securities are securities backed by commercial real estate properties.  Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis.  The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities).  The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities.  For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

 U.S. Government Obligations

The Underlying ETFs may invest in U.S. government obligations.  U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government.  U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies.  Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities.  Examples of the types of U.S. government obligations which the Underlying ETFs may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

 Investment Grade Debt Obligations

The Underlying ETFs may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO.  It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.  See Appendix A to this SAI for a description of applicable securities ratings.

 When-Issued Purchase and Forward Commitments

Certain of the Underlying Funds may enter into “when-issued” and “forward” commitments, including TBA purchase commitments, to purchase or sell securities at a fixed price at a future date.  When an Underlying ETF agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account.  Normally Underlying ETF securities to satisfy a purchase commitment will be set aside, and in such a case an Underlying ETF may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Underlying ETF’s commitments.  It may be expected that the market value of an Underlying ETF’s net assets will fluctuate to a greater degree when it sets aside Underlying ETF securities to cover such purchase commitments than when it sets aside cash.

An Underlying ETF may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Underlying ETF on the settlement date.  In these cases, an Underlying ETF may realize a taxable capital gain or loss.  When an Underlying ETF engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in an Underlying ETF incurring a loss or missing an opportunity to obtain a price considered to be advantageous.  The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Underlying ETF starting on the day the Underlying ETF agrees to purchase the securities.  An Underlying ETF does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

 Investment Companies

In connection with the management of its daily cash position, the Portfolios and the Underlying ETFs may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share.  As a shareholder of another investment company, a Portfolio or Underlying ETF would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the expenses the Portfolio or Underlying ETF bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with the fund’s investment objectives and policies.  As a shareholder in an investment company, a Portfolio or Underlying ETF would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

MANAGEMENT OF THE PORTFOLIOS

A listing of the Trustees and officers of the Trust, their ages and their principal occupations for the past five years is presented below.  The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

NON-INTERESTED TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Roger A. Formisano, 59	Trustee	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business; UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	24	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc.(7 portfolios)
Richard A. Holt, 67	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	24	Wilshire Mutual Funds, Inc. (7 portfolios)
Suanne K. Luhn, 53	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	24	Wilshire Mutual Funds, Inc. (7 portfolios)
Harriet A. Russell, 66	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	24	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (7 portfolios)

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR
George J. Zock, 57	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent consultant; formerly consultant, Horace Mann Service Corporation (2004 to 2005); Formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation(1997 to 2003)	24	Wilshire Mutual Funds, Inc. (7 portfolios)

INTERESTED TRUSTEE AND OFFICERS

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Lawrence E. Davanzo, 55(3)	Trustee, President	Since 2005	President, Wilshire Associates Incorporated (October 2007-Present); Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	24	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc.(7 portfolios)
Danny S. Kang, CPA, 39	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007)	N/A	N/A

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004
Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer First Quadrant Limited (1996 to 2003),
			N/A	N/A
_____________
(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday.  Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

(2)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, including the seven series of Wilshire Mutual Funds, Inc.
(3)	Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.

 Board of Trustees

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs.  The Board is currently comprised of six trustees, five of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.” The Board has five standing committees—an Audit Committee, a Nominating Committee, a Valuation Committee, an Investment Committee and a Contract Review Committee.

The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors.  The members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (Chairman) and Zock.  The Audit Committee held three meetings in 2007.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership.  The members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (Chairman) and Formisano and Ms. Luhn.  The Nominating Committee held four meetings in 2007.  Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chair of the Nominating Committee.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Portfolio securities.  The members of the Valuation Committee, all of whom are independent trustees (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell.  Messrs. Formisano and Zock and Ms. Luhn serve as alternates.  The Valuation Committee held three meetings in 2007.

The Investment Committee monitors the investment performance of the Portfolios and the performance of the Adviser and subadvisers.  The members of the Investment Committee, all of whom are independent trustees, include Mr. Holt (Chairman), and Mses. Luhn and Russell.  The Investment Committee held four meetings in 2007.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and subadvisory agreements, the distribution agreement and the Rule 12b-1 distribution plan.  The members of the Contract Review Committee, all of whom are independent trustees, include Mses. Russell (Chairperson) and Luhn and Messrs.  Formisano, Holt and Zock.  The Contract Review Committee held three meetings in 2007.

The officers of the Trust receive remuneration from the Adviser.  The Trust does not pay any remuneration to its officers with the exception of the Trust’s chief compliance officer (“CCO”).  The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO’s compensation, and the Adviser pays the remainder of such compensation.  Effective April 1, 2008, the Trust and Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Board member retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.  Prior to April 1, 2008, the Trust and the Wilshire Mutual Funds, Inc. together paid each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

 Compensation Table

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2007 by the independent trustees.

Trustee	Aggregate Compensation From the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex*
Roger A Formisano	$12,459	N/A	N/A	$27,000
Suanne K. Luhn(1)	N/A	N/A	N/A	N/A
Richard A. Holt	12,459	N/A	N/A	27,000
Harriet A. Russell	10,385	N/A	N/A	27,000
George J. Zock	20,752	N/A	N/A	43,000
_____________
(1)	Ms. Luhn became an independent trustee on February 1, 2008 and therefore, received no compensation for the fiscal year ended December 31, 2007.
*
This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex.  “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

 Trustees’ Holdings of Fund Shares

The following table sets forth, for each trustee, the dollar range of shares owned in each Portfolio as of December 31, 2007, as well as the aggregate dollar range of shares in the Trust as of the same date.  Values in the table are as of December 31, 2007.

	INTERESTED TRUSTEE	NON-INTERESTED TRUSTEES
Name of Fund	Lawrence E. Davanzo	Roger A. Formisano	Richard A. Holt	Suanne K. Luhn	Harriet A. Russell	George J. Zock
Wilshire Balanced Income ETF Portfolio	None	None	None	None	None	None
Wilshire Balanced ETF Portfolio	None	None	None	None	None	None
Wilshire Balanced Growth ETF Portfolio	None	None	None	None	None	None
Aggregate dollar range of shares in the Trust	None	None	None	None	None	None

As of ___________, 2008, the Trustees and officers did not own shares of the Portfolios.

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement.  As stated in the prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of each Portfolio and to continuously review, supervise and administer the Portfolios’ investment programs under an Investment Advisory Agreement dated _____________, as amended from time to time.  The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser.  The Adviser’s duties under the Investment Advisory Agreement include determining Underlying ETFs to be purchased, retained or sold by a Portfolio.  The Adviser provides such services to the Portfolios in accordance with the Portfolios’ investment objectives, policies and restrictions.  The Adviser’s responsibilities also consist of overseeing the performance of the Portfolios’ third party service providers, including but not limited to, the custodian, transfer agent, distributor and administrator, periodically updating the Portfolios’ prospectus and statement of additional information and preparing reports to the Portfolios’ shareholders and the SEC.

The Investment Advisory Agreement continues in effect for each Portfolio from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of the Portfolio or the Board of Trustees.  The agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate the agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Portfolio if the Adviser were determined to have breached the agreement.  The agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee based on each Portfolio’s average daily net assets, computed daily and payable monthly, at an annual rate of 0.15%.

Wilshire has contractually agreed to waive the management fees and/or reimburse expenses for each Portfolio through April 30, 2009, so that the Total Annual Operating Expenses for each Portfolio, including the fees and expenses of the Underlying ETFs will not exceed 0.80% (the “Expense Limitation”).  Wilshire may recoup any management fees waived or expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the Expense Limitation.

For the fiscal year ended December 31, 2007, no fees were paid to the Adviser because the Portfolios did not commence operations until __________________.

[Insert Portfolio Managers]

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	[ _____ ]	$[ _____ ]	[ _____ ]	$[ _____ ]
Other Pooled Investment Vehicles:	[ _____ ]	$[ _____ ]	[ _____ ]	$[ _____ ]
Other Advisory Accounts:	[ _____ ]	$[ _____ ]	[ _____ ]	$[ _____ ]

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	[ _____ ]	$[ _____ ]	[ _____ ]	$[ _____ ]
Other Pooled Investment Vehicles:	[ _____ ]	$[ _____ ]	[ _____ ]	$[ _____ ]
Other Advisory Accounts:	[ _____ ]	$[ _____ ]	[ _____ ]	$[ _____ ]

[Insert regarding portfolio manager conflicts and compensation]

[As of ____________, 2008 _____________________ did not own any shares of the Portfolios since the Portfolios had not commenced operations.]

Code of Ethics.  The Trust and the Adviser have adopted a Code of Ethics (the “Code”) which complies with Rule 17j-l under the 1940 Act.  The Code permits personnel who are subject to the Code to make personal securities transactions, including in securities that may be purchased or held by the Portfolios subject to the requirements and restrictions set forth in such Code.  The Code contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.

Disclosure of Portfolio Holdings.  The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees.  The names of all these parties are included elsewhere in this SAI, and information is provided to these parties on a real-time basis or as needed with no time lag.  Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust.  In addition, the Portfolios’ portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities.  Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information.  Nonpublic portfolio holdings information may also be disclosed by the Portfolios or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Portfolio has a legitimate business purpose to provide the information and the disclosure is in the Portfolio’s best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Portfolio prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer of the Trust approves of the disclosure.  Currently, there are no arrangements to which these conditions apply.

The Portfolios’ portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust’s Chief Compliance Officer.  Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination.  No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information.  The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter.  The Chief Compliance Officer is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Portfolios disclose their portfolio holdings to the extent required by law.

Proxy Voting Policies.  The Adviser has been delegated the responsibility for voting the Portfolios’ proxies pursuant to the Investment Advisory Agreement.  [Describe Adviser’s proxy voting policy] Information regarding how the Portfolios vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request by calling ___________ or on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATION

The Investment Advisory Agreement  authorizes the Adviser (subject to the discretion and control of the Trust’s Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution.  Subject to policies established by the Board of Trustees of the Trust, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Portfolio and other clients.

In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution.  The full range and quality of brokerage services available will be considered in making these determinations.  In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services.  Such services may include factual and statistical information or other items of supplementary research assistance.

The Adviser considers such information useful in the performance of its obligations under the Investment Advisory Agreement, but is unable to determine the amount by which such services may reduce its expenses.  Research services provided by brokers through which the Portfolios effect securities transactions may be used by the Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Portfolios.  In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services.  See “Other Services — Fund Pricing Agreements and Custodial Agreement.”

The Adviser is authorized to consider for investment by a Portfolio securities that may also be appropriate for other mutual funds and/or clients served by the Adviser.  To assure fair treatment of each Portfolio and all clients of the Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Portfolios and clients in a manner deemed equitable by the Adviser.

DISTRIBUTOR

Pursuant to a Distribution Agreement, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania  19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.  The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Portfolios’ shares.

[The Distribution Agreement continues in effect through  _____    and from year to year thereafter so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement.  The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Portfolio at any time without penalty by the Portfolio or by the Distributor upon 60 days’ notice.  Termination by the Trust with respect to a Portfolio may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Portfolio, as defined under the 1940 Act.  The Distribution Agreement may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.]

The Trust has adopted a plan under Rule 12b-l with respect to each Portfolio that provides for fees to compensate the Distributor for distribution and shareholder services (the “Plan”).  For its services under the distribution plan, the Distributor receives a distribution and shareholder services fees from each Portfolio, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to each Portfolio.  Because the Portfolio did not commence operations until __________, 2008, the Portfolios did not pay any distribution and shareholder services fees for 2007.

The Plan for the Portfolios is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred.  The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Portfolio shares.  It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Portfolios.

The Board of Trustees considered various factors in making the determination that the Plan is reasonably likely to benefit the Portfolios and their respective shareholders, including:  (1) the fact that the Portfolios would be primarily dependent for sales of their shares on insurance companies including the Portfolios as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the Plan would stimulate sales of shares of the Portfolios and assist in increasing the asset base of the Portfolios; (3) the potential advantages to shareholders of the Portfolios of prompt and significant growth of the asset base of the Portfolios, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the Plan is determined; (5) the reasonableness of the fees to be paid under the Plan; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Portfolios would benefit the Adviser by increasing the advisory fees payable to it.

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple funds, the cost of which may not be readily identifiable or related to any one fund.  Generally, the distribution and shareholder services expenses attributed to such joint distribution and shareholder services activities will be allocated among each fund on the basis of its respective net assets.

The Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan.  The Plan may be terminated with respect to a Portfolio at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding securities of a class of the Portfolio.  If the Plan is terminated in accordance with its terms, the obligation of a Portfolio to make payments to the Distributor pursuant to the Plan will cease and the Portfolio will not be required to make any payments past the termination date.  Thus, there is no legal obligation for the Portfolio to pay any expenses incurred by the Distributor in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms.  Future fees under the Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.  The Plan may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan.

With the exception of the Adviser, in its capacity as the Trust’s investment adviser and the Distributor, in its capacity as distributor of Fund shares, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Plan and any related agreement.

Payments to Insurance Companies.  The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies.  In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

OTHER SERVICES

Administrator.  The Trust has entered into an Administration Agreement, dated __________________, with SEI Investments Global Funds Services (“SEI”).  SEI is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.  SEI furnishes the Trust with fund accounting services, administration services and certain other services as may be required by the Trust.  SEI also prepares tax returns, reports to the Portfolios’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Trust with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Portfolio; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Portfolio’s operations, other than providing legal or investment advice.  SEI is paid an asset based fee for these services, subject to certain minimums.

Transfer and Dividend Disbursing Agent.  DST Systems, Inc., 210 W. 10th Street, Kansas City, MO  64105, serves as the Trust’s transfer agent and dividend disbursing agent.

Custodian.  PFPC Trust Company, 760 Moore Road, King of Prussia, PA 19406, serves as custodian of the assets of each Portfolio, including foreign securities through a subcustodian relationship.  Under the Custodian Services Agreement, PFPC Trust Company maintains each Portfolio’s portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, currently serves as the Trust’s Independent Registered Public Accounting Firm.  The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Portfolio and provides services related to SEC filings throughout the year.

Legal Counsel.  Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

VOTING RIGHTS

Each Portfolio is authorized by the Declaration of Trust to issue an unlimited number of shares.  Shares of each Portfolio are of the same class with equal rights and privileges with respect to liquidation of a Portfolio.  Each share is entitled to vote on all matters submitted to a vote of shareholders.  The shares of each Portfolio are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features.  The shares of each Portfolio have no pre-exemptive rights.  The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Portfolio(s).  To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date.  The number of Portfolio shares for which a shareholder may vote is determined by dividing the value of an interest in a Portfolio by the net asset value of one share of the Portfolio, as of the same date.

PURCHASE, REDEMPTION AND PRICING OF PORTFOLIO SHARES

Each Portfolio sells and redeems its shares at net asset value per share, without a sales or redemption charge.  No minimum purchase or redemption amounts apply.  The daily net asset value of each Portfolio’s shares is determined by dividing the net assets by the number of outstanding shares.  Net assets are equal to the total assets of the Portfolio less its liabilities.  The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract.  A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded.  In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange.  Securities traded over-the-counter (other than NASDAQ) in the United States are valued at the last current sale price.  If there are no such sales, the most recent bid quotation is used.  Securities quoted on the NASD Automatic Quotation (“NASDAQ”) System, for which there have been sales, are valued at the NASDAQ Official Closing Price.  If there are no such sales, the value is the bid quotation.  Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service.  Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange.  In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust, or the Trust’s Valuation Committee.  Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Trust’s Valuation Committee.  Investments in the Underlying ETFs are valued at their net asset value as reported by the Underlying ETFs.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium.  Under the amortized cost method of valuation, the security is initially valued at cost.  Then, the Portfolio assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security.  When market quotations are not available, securities are valued at fair value as discussed above.

Short-Term and Excessive Trading.  The Trust and its Portfolios are designed for long-term investors.  The Portfolios do not accommodate short-term or excessive trading and ask the insurance companies that offer the Portfolios for cooperation in discouraging such trading activity through their variable annuity contracts.  Such trading may present risks to other shareholders of the Portfolios, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Portfolio expenses.  Thus, such trading may negatively impact a Portfolio’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading.  Shares of the Portfolios are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Portfolios.  Accordingly, the Portfolios do not have access to information regarding trading activity by individual contract owners and therefore are unable to monitor individual contract owners for violations of the Portfolios’ policy.  The Board has directed Wilshire to seek to have the participating insurance companies monitor the trading activity of the individual contract owners to detect and deter market timing and encourages such insurance companies to take appropriate actions to deter market timing.

TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Portfolio.  It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors.   Investors are therefore advised to consult with their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

Each Portfolio intends to qualify as a regulated investment company under the Code.  In order to qualify as a regulated investment company under the Code, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) distribute at least 90% of its net investment income which includes short-term capital gains, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s total assets is represented by cash and cash items, Government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Portfolio’s total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses.

The Portfolios are investment vehicles for the variable contracts of life insurance companies.  The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code.  These diversification requirements, which apply in addition to the diversification requirements imposed on the Portfolios by the 1940 Act, place limitations on the investments of each Portfolio that can be made in the securities of certain issuers.  If Portfolio investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Portfolio will be currently taxable to the variable contract owners.

As a regulated investment company, a Portfolio is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders.  A Portfolio will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends.  If, however, shares of a Portfolio are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares.  However, a Portfolio would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income.  Each Portfolio intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains.  Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax.  To prevent imposition of this excise tax, each Portfolio must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.  Each Portfolio intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Portfolio in October, November or December and is paid in January of the following year.  Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

If in any taxable year a Portfolio fails to qualify as a regulated investment company under the Code, such Portfolio would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify as a regulated investment company, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the dividends received deduction available to corporate holders, would be taxable to all shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders’ hands.

A Portfolio’s transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Portfolio’s securities.

The mark-to-market rules of the Code may require a Portfolio to recognize unrealized gains and losses on certain options and futures held by the Portfolio at the end of the fiscal year.  Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term.  However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under Section 988 of the Code.  In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio had unrealized gains in offsetting positions at year end.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source.  Because the amount of a Portfolio’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Portfolio is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus.  Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Portfolio and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 30% backup withholding on certain other payments from the Portfolio.  Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Portfolio.

Additionally, U.S. investors may be subject to a 28% “backup withholding” on distributions and proceeds payable to each investor who fail to provide such Portfolio with their correct taxpayer identification number or who fail to make required certifications or if the IRS instructs the Portfolio to do so.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, [the Adviser] held 100% of the shares of beneficial interest of the Portfolios.

GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract.  If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act.  All shares of all series of the Trust are voted together in the election of trustees.  On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS.  Moody’s Investors Service, Inc., employs the designations “Prime-1”, “Prime-2” and “Prime-3” to indicate commercial paper having the highest capacity for timely repayment.  Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.  Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Standard & Poor’s Corporation’s ratings of commercial paper are graded into four categories ranging from “A” for the highest quality obligations to “D” for the lowest.

A — Issues assigned its highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 — Capacity for timely payments on issues with this designation is strong.  However, the relative degree of safety is not as high as for issues designated “A-1.”

Corporate Debt Securities.  Moody’s Investors Service, Inc., rates the long-term debt securities issued by various entities from “Aaa” to “D.”

Aaa — Best quality.  These securities carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues.

Aa — High quality by all standards.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat greater.

A — Upper medium grade obligations.  These bonds possess many favorable investment attributes.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Medium grade obligations.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

A-1

Standard & Poor’s Corporation also rates the long-term securities debt of various entities in categories ranging from “AAA” to “D” according to quality.

AAA — Highest grade.  They possess the ultimate degree of protection as to principal and interest.  Marketwise, they move with interest rates and provide the maximum safety on all counts.

Aa — High grade.  Generally, these bonds differ from AAA issues only in a small degree.  Here, too, prices move with the long-term money market.

A — Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Regarded as having adequate capacity to pay interest and repay principal.  These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher-rated categories.

A-2

PART C

OTHER INFORMATION

ITEM 23.        Exhibits

(a)    (i)    Declaration of Trust and Certificate of Trust.(1)

(ii)    Written Instrument Establishing and Designating Shares of the Wilshire Allocation Portfolio Series.*

(b)    By-Laws.(1)

(c)    Not applicable.

(d)    Investment Advisory Agreement with Wilshire Associates Incorporated for the Wilshire Allocation Portfolio Series**

(e)    (i)    Distribution Agreement with SEI Investments Distribution Co.**

(ii)    Form of Sub-Distribution Agreement.**

(f)    Not applicable.

(g)    (i)    Custodian Services Agreement.(5)

(ii)    Amended and Restated Schedule A as of ______________ to the Custodian Services Agreement dated June 27, 2005.**

(h)    (i)    Administration Agreement with SEI Investments Global Funds Services.**

(ii)    Transfer Agency Agreement with DST Systems, Inc.**

(iii)    Participation Agreement with Security Benefit Life Insurance Company.**

(iv)    Expense Limitation Agreement for Wilshire Allocation Portfolio Series.**

(i)    Opinion and Consent of Vedder Price P.C.**

(j)    Consent of Auditors.**

(k)    Not applicable.

(l)     Investment Letter from initial investor to the Registrant.(1)

(m)   Distribution and Shareholder Services Plan for Wilshire Allocation Portfolio Series.**

(n)    Not applicable.

(o)    Reserved.

(p)    Code of Ethics of Wilshire Variable Insurance Trust and Wilshire Associates Incorporated.(8)

(q)    Powers of Attorney for George J. Zock, Richard A. Holt, Harriet A. Russell and Roger A. Formisano.(5)

(r)    Power of Attorney for Suanne K. Luhn.(8)
_____________
(1)	Incorporated by reference to the initial Registration Statement filed on November 8, 1996.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on or about April 30, 2004.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 filed on or about September 30, 2004.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on or about February 28, 2005.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed on or about February 14, 2006.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on or about April 28, 2006.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed on or about April 16, 2007.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on or about April 22, 2008.
*	Filed herewith.
**	To be filed by amendment.

ITEM 24.        Persons Controlled By or Under Common Control with Registrant

Not applicable.

ITEM 25.        Indemnification

Article V of Registrant’s Declaration of Trust, provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of  the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.        Business and Other Connections of Investment Adviser

Wilshire Associates Incorporated (the “Adviser”) is the investment adviser to the Registrant.

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT ADVISER, WILSHIRE ASSOCIATES INCORPORATED, (“WILSHIRE”)

Set forth below is information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of Wilshire is 1299 Ocean Avenue, Santa Monica, California 90401-1085.  Wilshire is registered under the Investment Advisers Act of 1940.  Information as to the directors and officers of Wilshire is as follows:

Name and Position with Wilshire	Name of Company and/or Principal Business	Capacity
Dennis Anthony Tito, Director & Chief Executive Officer
Robert Charles Kuberek, Chief Financial Officer and Senior Managing Director
Howard Tamotsu Yata, Managing Director
Cecilia Infee Loo, Managing Director
San Slawson, Chief Compliance Officer and Managing Director
Julia Kathleen Bonafede, Senior Managing Director
Lawrence E Davanzo, President and Senior Managing Director
Thomas Kevin Lynch, Senior Managing Director

ITEM 27.        Principal Underwriter

(a)    SEI Investments Distribution Co. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA.  In addition to the Registrant, the Distributor acted as principal underwriter for the following investment companies:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Index Funds	July 10, 1985
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
Oak Associates Funds	February 27, 1998
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
Barclays Global Investors Funds	March 31, 2003
SEI Opportunity Fund, LP	October 1, 2003
The Arbitrage Funds	May 17, 2005
The Turner Funds	January 1, 2006
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8. 2007
Accessor Funds, Inc.	March 1, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)    The following is a list of the directors and executive officers of the Distributor.  Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Position with Registrant
William M. Doran	Director	--
Edward D. Loughlin	Director	--
Wayne M. Withrow	Director	--
Kevin Barr	President & Chief Executive Officer	--
Maxine Chou	Chief Financial Officer & Treasurer	--
Thomas Rodman	Chief Operations Officer	--
John C. Munch	General Counsel & Secretary	--
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
Mark J. Held	Senior Vice President	--
Lori L. White	Vice President & Assistant Secretary	--
John Coary	Vice President & Assistant Secretary	--
John Cronin	Vice President	--
Robert McCarthy	Vice President	--
Robert Silvestri	Vice President	--
Michael Farrell	Vice President	--

(c)    Not applicable.

ITEM 28.        Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained (i) at the offices of the Registrant; (ii) at the offices of Registrant’s administrator, SEI Investments Global Funds Services, [address]; (iii) at the offices of Registrant’s principal underwriter, SEI Investments Distribution Co., [address]; (iv) at the offices of Registrant’s investment adviser, Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401; or (v) at the offices of Registrant’s custodian, PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153.

ITEM 29.        Management Services

Not applicable.

ITEM 30.        Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 23 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on the 20th day of May, 2008.

WILSHIRE VARIABLE INSURANCE TRUST

By:	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on May 20th, 2008 on behalf of the following persons in the capacities indicated.

Signature	Title

/s/ Lawrence E. Davanzo	President (Principal Executive Officer) and Trustee
Lawrence E. Davanzo

/s/ Danny S. Kang	Treasurer (Principal Financial and Accounting Officer)
Danny S. Kang

/s/ Roger A. Formisano*	Trustee
Roger A. Formisano

/s/ Richard A. Holt*	Trustee
Richard A. Holt

/s/ Suanne K. Luhn*	Trustee
Suanne K. Luhn

/s/ Harriet A. Russell*	Trustee
Harriet A. Russell

/s/ George J. Zock*	Trustee
George J. Zock

*Lawrence E. Davanzo signs this document pursuant to powers of attorney previously filed.

By: /s/ Lawrence E. Davanzo
Lawrence E. Davanzo, Attorney-in-Fact